UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2019

OFFICE PROPERTIES INCOME TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the term “OPI” refers to Office Properties Income Trust and its applicable subsidiaries.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 18, 2019, OPI completed its previously announced sale of an office property located at 500 First Street, NW in Washington, D.C., or 500 First Street, with 129,035 rentable square feet for $70.0 million, excluding closing costs, to Georgetown University.

Item 9.01. Financial Statements and Exhibits.

(b)    Pro forma financial information

OPI’s unaudited pro forma condensed consolidated balance sheet as of December 31, 2018 and OPI’s unaudited pro forma condensed consolidated statement of income (loss) for the year ended December 31, 2018 and the notes related thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K. The unaudited pro forma condensed consolidated financial statements reflect OPI’s financial position as if the sale of 500 First Street was completed as of December 31, 2018 and results of operations as if the sale of 500 First Street was completed as of January 1, 2018. The unaudited pro forma condensed consolidated statement of income (loss) for the year ended December 31, 2018 also includes adjustments to reflect the effects of OPI’s merger with Select Income REIT and the related transactions as described in the notes to these unaudited pro forma condensed consolidated financial statements as if such transactions were completed on January 1, 2018. These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of OPI’s expected financial position or results of operations for any future period. Differences could result from numerous factors, including future changes in OPI’s portfolio of investments, capital structure, property level operating expenses and revenues, including rents expected to be received on OPI’s existing leases or leases OPI may enter into, changes in interest rates and other reasons. Actual future results are likely to be different from amounts presented in the unaudited pro forma condensed consolidated financial statements and such differences could be significant.

(d) Exhibits

Exhibit Number	Description
99.1	Unaudited pro forma condensed consolidated financial statements of OPI as of and for the year ended December 31, 2018 and the notes related thereto. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

By:	/s/ Jeffrey C. Leer
Name:	Jeffrey C. Leer
Title:	Chief Financial Officer and Treasurer

Dated:  March 22, 2019